SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

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                             FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2008

              PATRIOT TRANSPORTATION HOLDING, INC.
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     (Exact name of registrant as specified in its charter)



       FLORIDA               33-26115                59-2924957
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(State or other           (Commission              (I.R.S. Employer
  jurisdiction              File Number)          Identification No.)
  of incorporation)

1801 Art Museum Drive
Jacksonville, Florida                             32207
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(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (904) 396-5733

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  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                       CURRENT REPORT ON FORM 8-K

                PATRIOT TRANSPORTATION HOLDING, INC.

                         December 15, 2008


ITEM 8.01	OTHER EVENTS

        On May 07, 2008, the Company's tank line subsidiary entered into an agreement to sell approximately 1.5 acres of land located in Escambia County, Florida for $2,375,000. The contract was subject to a 120 day due diligence period during which the buyer could cancel the contract for any reason. Through a series of Contract Amendments, the study period was extended until December 15, 2008 and the Purchase Price was reduced to $2,100,000. On December 12, 2008, the Purchaser notified the Company of their intent to terminate the contract and forfeit the $10,000 escrow deposit.


                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

  			       PATRIOT TRANSPORTATION HOLDING, INC.


Date: December 15, 2008		By:  /s/ John D. Milton, Jr.
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				John D. Milton, Jr.
				Executive Vice President
        			and Chief Financial Officer


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